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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 29, 2002
                        (Date of earliest event reported)


                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)


      New York                       1-2360                   13-0871985
(State of Incorporation)     (Commission File Number)        (IRS employer
                                                           Identification No.)


           ARMONK, NEW YORK                                         10504
(Address of principal executive offices)                           (Zip Code)


                                  914-499-1900
                         (Registrant's telephone number)


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Item 5.  Other Events

         On October 29, 2002, IBM issued a press release announcing that Samuel
J. Palmisano had been elected chairman of the board, effective January 1, 2003. Mr. Palmisano will succeed Louis V. Gerstner, Jr., who will retire from the company and from the IBM board of directors at the end of this year.

         IBM's web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.


Item 7. Financial Statements and Exhibits

        (c) Exhibits

        Number      Exhibit
        ------      -------

        99.1        Press release dated October 29, 2002.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: October 29, 2002


                              By: /s/   Andrew Bonzani
                              ------------------------------
                                     (Andrew Bonzani)
                              Assistant Secretary and Associate
                                     General Counsel